IMPAIRMENT	12 Months Ended
Dec. 31, 2018
Disclosure of impairment loss and reversal of impairment loss [abstract]
Disclosure of impairment of assets [text block]
10. IMPAIRMENT
In accordance with the Company’s accounting policies, the recoverable amount of an asset or cash-generating unit (“CGU”) is estimated when an indication of impairment exists.

During the second half of 2018, the Company experienced a significant and prolonged period where the carrying value of its net assets were more that its market capitalization. The Company identified this market capitalization deficiency as an indicator of impairment as at December 31, 2018. As a result of this impairment indicator, the Company assessed its CGUs and determined that impairments existed at Rainy River and Blackwater.

As a result, in the fourth quarter of 2018, the Company recorded an after-tax impairment loss of $671.1 million at Rainy River and Blackwater. At Rainy River, the impairment loss was largely driven by increased capital expenditures and a lower in-situ value as a result of applying a lower per ounce value to in situ ounces. At Blackwater, the Company assessed the value of the project using an in-situ metric approach for reserves and resources, rather than a discounted cash flow approach, consistent with the approach a market participant would take and also applying a lower per ounce value to in situ ounces. This approach incorporated values based on recent comparable market transactions. In the second quarter of 2018, the Company completed an updated Rainy River life-of-mine (“LOM”) plan and released an updated NI 43-101 Technical Report for Rainy River in early August 2018. The Company identified the changes to the mine plan and increased cost estimates at Rainy River as indicators of impairment as at June 30, 2018 and recorded an after-tax impairment loss of $282.1 million within net loss. For the year ended December 31, 2018, the Company recorded an after-tax impairment loss of $953.2 million, as noted below:

June 30, 2018		December 31, 2018	Year ended December 31, 2018
(in millions of U.S. dollars)
IMPAIRMENT LOSS
Rainy River depletable mining properties	383.7	452.9	836.6
Blackwater non-depletable mining properties	-	218.2	218.2
Total impairment loss	383.7	671.1	1,054.8
Tax recovery (1)	(101.6)	-	(101.6)
Total impairment loss, net of tax	282.1	671.1	953.2
1.	There was no tax recovery associated with the impairment losses at Rainy River and Blackwater recorded during the fourth quarter of 2018 as the Company has not recognized any deferred tax assets as at December 31, 2018. Refer to Note 16 for further information.

Year ended December 31, 2017
(in millions of U.S. dollars)	Rainy River
IMPAIRMENT LOSS
Rainy River depletable mining properties	268.4
Tax recovery	(87.4)
Total impairment charge after tax	181.0

(i) Methodology and key assumptions
Impairment is recognized when the carrying amount of a CGU exceeds its recoverable amount. A CGU is the smallest identifiable group of assets that generates cash inflows that are largely independent of the cash inflows from other assets or groups of assets. Each operating mine and development project represents a separate CGU as each mine site or project has the ability to, or the potential to, generate cash inflows that are separately identifiable and independent of each other. The Company has the following CGUs: New Afton, Rainy River, and Blackwater. Other assets consist of corporate assets and exploration properties.

The Company uses fair value less cost of disposal to determine the recoverable amount of an asset as it believes that this will generally result in a value greater than or equal to the value in use. When there is no binding sales agreement, fair value less costs of disposal is estimated as the discounted future after-tax cash flows expected to be derived from a operating mine site, less an amount for costs to sell estimated based on similar past transactions. For development mine sites, fair value less cost of disposal is based on the valuation of in-situ ounces.

The inputs used in the fair value measurement constitute Level 3 inputs under the fair value hierarchy.

(a) Rainy River CGU:
Key estimates and judgments include production levels, operating costs and other capital expenditures reflected in the Company’s LOM plans, the value of in-situ ounces and land holdings, as well as economic factors beyond management’s control, such as gold and silver prices, discount rates and foreign exchange rates. The Company considers this approach to be consistent with the valuation approach taken by market participants.

Life-of-Mine plans
Estimated cash flows are based on LOM plans which estimate expected future production, commodity prices, foreign exchange assumptions, operating costs and capital costs. The current LOM plan is 13 years. LOM plans use proven and probable mineral reserves only and do not utilize mineral resource estimates for a CGU. When options exist for the future extraction and processing of these resources, an estimate of the value of the unmined mineral resources (also referred to as in-situ ounces) is included in the determination of fair value.

In-situ ounces
In-situ ounces are excluded from the LOM plans due to the need to continually reassess the economic returns on and timing of specific production options in the current economic environment. The value of in-situ ounces has been estimated based on an enterprise value per equivalent resource ounce, with the enterprise value based on the market capitalization of a subset of publicly traded companies.

Discount rates
When discounting estimated future cash flows, the Company uses a real after-tax discount rate that is designed to approximate what market participants would assign. This discount rate is calculated using the Capital Asset Pricing Model (“CAPM”). The CAPM includes market participants’ estimates for equity risk premium, cost of debt, target debt to equity, risk-free rates and inflation. For the December 31, 2018 impairment analysis a real discount rate of 4.00% was used (2017 - real discount rate of 4.00%). For the June 30, 2018 impairment analysis a real discount rate of 4.50% was used

Commodity prices and exchange rates
Commodity prices and exchange rates are estimated with reference to external market forecasts. The rates applied have been estimated using consensus commodity prices and exchange rate forecasts. For impairment analysis, the following commodity prices and exchange rate assumptions were used:

	As at June 30, 2018		As at December 31, 2018		As at December 31, 2017
(in U.S. dollars, except where noted)	2018 - 2023 Average	Long-term Average	2019 - 2023 Average	Long-term Average	2018- 2022 Average	Long-term Average
COMMODITY PRICES
Gold ($/ounce)	1,311	1,300	1,299	1,300	1,300	1,300
Silver ($/ounce)	18.00	18.17	17.69	18.17	19.16	19.25
EXCHANGE RATES
CAD:USD	1.24	1.23	1.26	1.25	1.24	1.24

Significant judgments and assumptions are required in making estimates of fair value. It should be noted that CGU valuations are subject to variability in key assumptions including, but not limited to, long-term gold prices, currency exchange rates, discount rates, production, operating and capital costs. Any variation in one or more of the assumptions used to estimate fair value could result in a change in a CGU’s fair value.

(b) Blackwater CGU:
Key estimates and judgments used in the fair value less cost of disposal calculation is the valuation of in-situ ounces. The Company considers this approach to be consistent with the valuation approach taken by market participants. For the December 31, 2018 impairment analysis, an in-situ valuation of $30 per ounce was applied.

(ii) Impact of impairment tests
The Company calculated the recoverable amount of the Rainy River and Blackwater CGUs using the fair value less cost of disposal method as noted above. For the year ended December 31, 2018, the Company recorded pre-tax impairment losses of $1,054.8 million, $953.2 million net of tax, within net loss.

(iii) Sensitivity analysis
After effecting the impairment for the Rainy River and Blackwater CGUs, the fair value of these CGUs is assessed as being equal to their respective carrying amounts as at December 31, 2018. Any variation in the key assumptions used to determine fair value would result in a change of the assessed fair value. It is estimated that changes in the key assumptions would have the following approximate impact on the fair value of the Rainy River and Blackwater CGUs at December 31, 2018:

	As at December 31, 2018
(in millions of U.S. dollars)	Rainy River	Blackwater
IMPACT OF CHANGES IN THE KEY ASSUMPTIONS USED TO DETERMINE FAIR VALUE
$100 per ounce change in gold price	256.6	-
0.5% change in discount rate	24.7	-
5% change in foreign exchange rate	103.4	-
5% change in operating costs	106.6	-
5% change in in-situ ounces or in-situ value	10.9	16.4